EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies that the Quarterly Report on Form 10-Q of BriteSmile, Inc. for the 13 week period ended March 26, 2005 as filed May 16, 2005 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BriteSmile, Inc.



Date:  May 16, 2005           /s/ Ken Czaja
       -------------          -------------------------------------------------
                              Ken Czaja
                              Chief Financial Officer
                              (Principal Financial Officer)